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                                                               Exhibit 99.(2)(c)


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated February 16, 2001 accompanying the financial statements of The Manufacturers Life Insurance Company of New York in Pre-Effective Amendment No. 1 to the Registration Statement No. 333-33504 on Form S-6 and related prospectus of Separate Account B of The Manufacturers Life Insurance Company of New York.



Boston, Massachusetts
May 3, 2001